                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   January 27, 1998
                                                ----------------------------

                              Pacific Enterprises
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   California
             ----------------------------------------------------
                (State or other jurisdiction of incorporation


         1-40                                          94-0743670
----------------------                     ------------------------------------
Commission File Number                     (I.R.S. Employer Identification No.)


           555 West Fifth Street, Los Angeles, California  90013-1011
           ----------------------------------------------------------
                    (Address of principal executive offices)
                                  (Zip Code)


                               (213) 895-5000
           -----------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

     See the attached news release dated January 27, 1998, which sets forth certain fourth quarter and year-end 1997 earnings results for Pacific Enterprises and Southern California Gas Company.

     The Justice Department has issued a request for additional information and documents in connection with its review under the Hart-Scott-Rodino Antitrust Improvements Act of the pending business combination of Pacific Enterprises and Enova Corporation. Pacific Enterprises expects that any Justice Department concerns will be favorably resolved and will not affect the timing of the business combination which is expected to be completed this summer.

SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pacific Enterprises
------------------------------
   (Registrant)


/s/ Ralph Todaro
------------------------------
Vice President and Controller
(Chief Accounting Officer and
duly authorized signatory)

Date:  Feb 9, 1998
     -------------------------